UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940
(17 CFR 270.30e-1).

AMERISTOCK

SEMI-ANNUAL REPORT

December 31, 2012 | AMERISTOCK MUTUAL FUND, INC.

MANAGER’S COMMENTARY

AVERAGE ANNUAL TOTAL RETURNS
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Ameristock Mutual Fund	3.97%	10.68%	7.14%	0.98%	4.46%	5.25%	8.59%
S&P 500® Index	5.95%	16.00%	10.87%	1.66%	7.10%	4.47%	7.48%
S&P 500® Value Index	8.04%	17.68%	10.47%	-0.15%	7.04%	4.34%	7.14%
Dow Industrials	3.19%	10.24%	2.47%	2.47%	7.32%	5.80%	8.61%

Returns are for period ending December 31, 2012 and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. The Fund inception date is August 31, 1995. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended June 30, 2012 the expense ratio of the Fund was 0.92%.

The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The S&P 500® Value Index is a market value weighted index of stocks in the S&P 500®, which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500®. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs. An investor may not invest directly in an index.

Thank you for investing in the Ameristock Mutual Fund. On January 11, 2013, your investment was reorganized with and into the Drexel Hamilton Centre American Equity Fund (“Reorganization”), unless you redeemed your investment from the Ameristock Mutual Fund between December 31, 2012, and January 11, 2013.

Because of the Reorganization, I would like to provide a managers’ reflection of things past, some general observations and a few personal opinions. A few years ago, at the instigation of our Board of Directors and outside attorney, the following line was added to the Managers’ Commentary: “The statements and opinions expressed in this report are those of the author”. This line has never applied more than today. I don’t want to say that what follows is a Hollywood “Kiss & Tell” but it will be more then you usually get (or may want).

To begin with, thank you. Your confidence and trust in letting us invest some of your assets in the stock market has made my day each day of the last 18 years since we started the Ameristock Mutual Fund in 1995. The only job I ever wanted was to be a Portfolio Manager and your investment in the Ameristock Mutual Fund has allowed me to achieve that goal. In 1995, I wanted to create a no-load mutual fund that combined the best of active and passive portfolio management, which invested in large capitalization American companies considered relatively undervalued. Back then, it took approximately $100,000 in assets to start a mutual fund. I did not have that kind of money then, so went to friends and family asking them to either invest in the new fund or buy part of the management firm. We raised $160,000 which was enough to start the Ameristock Mutual Fund and provide working capital for two years. Andy Ngim, Robert Nguyen and Howard Mah all invested in the new firm with the condition that they come on board if the venture took off. Andy became the Ameristock Mutual Fund’s Co-Portfolio Manager and ran the Ameristock Mutual Fund day to day

2	Semi-Annual Report December 31, 2012

for years until the Reorganization. Robert became our chief sales person and made innumerable cold calls and flights to industry conferences on our behalf, while Howard became our Chief Finance Officer and Chief Compliance Officer making sure we did everything on the up & up. Andy and Howard continue to work with me at an affiliated company, while Robert is hanging up his shingle as a financial advisor. I could not have done anything without their help and dedication and would like to take this opportunity to thank them for everything they have done.

I would also like to thank Alev Efendioglu, Steve Marsh and Steve Wood for serving as independent directors on the Board of Directors for the Ameristock Mutual Fund all these years and holding us to a higher standard. Without them, the quality of service received would have been noticeably worse, especially my spelling mistakes in these commentaries.

As a portfolio manager, I feel I succeeded. On average we beat the S&P 500® by 1.11% per year after fees.

Now for a few personal opinions, I believe securities laws should change in two broad areas in order to make all our lives better. One, the annual renewal of the management contract for 1940 Act Investment Companies, when it comes to pure no-load funds, should be abolished or made optional. If it is free to get into a fund and exit a fund, then why should the Board of Directors have authority to hire and fire management every year if no rules have been broken? The authority to hire the manager is yours when you invest in a fund. If you don’t like the performance of a no-load fund, get out.

Two, the Securities and Exchange Commission (the “SEC”) should be reformed so that one division oversees people who give investment advice and makes sure fraud and theft do not occur with the other making sure our capital markets are the strongest and most efficient in the world. I believe what negatively affects more of us as investors is that the number of firms going public over the last few years has gone down. This difficulty for businesses to raise money or entrepreneurs to cash out had great lost opportunity costs to our nation that are hard to calculate but humongous in scale.

However, do not be scared. Years from now, your grandchildren will wonder how an old doddered like yourself could have been so smart to invest when life was simple.

Nicholas Gerber, Portfolio Manager

Ameristock Mutual Fund

January 12, 2013

The statements and opinions expressed in the report are those of the author. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s primary objective is total return through capital appreciation and current income by investing primarily in equity securities.

Stocks have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Value securities may not increase in price as anticipated or may decline further in value. Past performance does not guarantee future results.

S&P 500® is a Registered Trademark of Standard & Poor’s Financial Services, LLC, a subsidiary of McGraw-Hill Companies, Inc.

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The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CALENDAR YEAR RETURNS*
Calendar Year Returns	AMSTX	S&P 500® Index	Difference	Calendar Year Returns	AMSTX	S&P 500® Index	Difference

2012	10.68%	16.00%	-5.32%	2004	5.52%	10.88%	-5.36%
2011	3.49%	2.11%	1.38%	2003	21.27%	28.68%	-7.41%
2010	7.37%	15.06%	-7.69%	2002	-16.00%	-22.10%	6.10%
2009	29.71%	26.46%	3.25%	2001	1.25%	-11.89%	13.14%
2008	-34.19%	-37.00%	2.81%	2000	20.70%	-9.10%	29.80%
2007	0.54%	5.49%	-4.95%	1999	2.72%	21.04%	-18.32%
2006	17.94%	15.79%	2.15%	1998	31.98%	28.58%	3.40%
2005	-2.88%	4.91%	-7.79%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the Fund’s fiscal year ended June 30, 2012, the expense ratio of the Fund was 0.92%.

*

On January 11, 2013, assets in the Fund were reorganized with and into the Drexel Hamilton Centre American Equity Fund, a series of the Drexel Hamilton Mutual Funds. The Drexel Hamilton Centre American Equity Fund and the Drexel Hamilton Mutual Funds are not affiliated with the Fund or Ameristock Corporation.

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TOP 10 EQUITY HOLDINGS AS OF December 31, 2012

Company	% of Net Assets
Time Warner Inc.	5.36%
JPMorgan Chase & Co.	5.23%
State Street Corp.	5.15%
Cisco Systems Inc.	5.06%
Colgate-Palmolive Co.	4.96%
Oracle Corp.	4.95%
Exxon Mobil Corp.	4.91%
Sempra Energy	4.91%
CitiGroup Inc.	4.75%
Johnson & Johnson	4.69%
Top Ten Holdings	49.97%
Total Number of Holdings	20
* Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2012 and held until December 31, 2012.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 to 12/31/12(a)
Actual Fund Return	$1,000.00	$1,039.70	$4.83
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.47	$4.79

(a)

Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0 94%. multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (184) divided by 365 days in the current year (to reflect the half year period).

6	Semi-Annual Report December 31, 2012

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012 (UNAUDITED)

Industry		Company	Symbol	Shares	Market Value

Common Stocks	92.43%

Capital Markets	5.15%	State Street Corp.	STT	141,000	$6,628,410

Communications Equipment	5.06%	Cisco Systems Inc.	CSCO	331,000	6,504,150

Diversified Financial Services	9.98%	CitiGroup Inc.	C	154,400	6,108,064
		JPMorgan Chase & Co.	JPM	153,000	6,727,410

Energy Equipment & Services	4.04%	Schlumberger Ltd.	SLB	75,000	5,196,750

Health Care Providers & Services	8.92%	CIGNA Corp.	CI	108,000	5,773,680
		UnitedHealth Group Inc.	UNH	105,000	5,695,200

Household Products	4.96%	Colgate-Palmolive Co.	CL	61,000	6,376,940

Industrial Conglomerates	4.62%	General Electric Co.	GE	283,000	5,940,170

IT Services	4.32%	International Business Machines Corp.	IBM	29,000	5,554,950

Media	5.35%	Time Warner Inc.	TWX	144,000	6,887,520

Multi-Utilities	4.91%	Sempra Energy	SRE	89,000	6,313,660

Oil Gas & Consumable Fuels	8.75%	ConocoPhillips	COP	85,000	4,929,150
		Exxon Mobil Corp.	XOM	73,000	6,318,150

Pharmaceuticals	4.69%	Johnson & Johnson	JNJ	86,000	6,028,600

Semiconductors	7.86%	Intel Corp.	INTC	232,000	4,786,160
		NVIDIA Corp.	NVDA	433,000	5,321,570

Software	9.23%	Microsoft Corp.	MSFT	206,000	5,506,380
		Oracle Corp.	ORCL	191,000	6,364,120

Specialty Retail	4.59%	TJX Cos. Inc.	TJX	139,000	5,900,550

Total Common Stocks	92.43%	(Cost $95,563,800)			$118,861,584

Total Investments	92.43%	(Cost $95,563,800)			$118,861,584
Other Assets in Excess of Liabilities	7.57%				9,736,681

Net Assets	100.00%	Equivalent to $38.05 per share on 3,379,339 shares of Capital Stock Outstanding			$128,598,265

The accompanying notes are an integral part of the financial statements

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STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012 (UNAUDITED)

Assets:
Investment Securities at Market Value (cost - see below)	$118,861,584
Cash	7,963,096
Accounts Receivable
Fund Shares Sold	5,057,756
Dividends	197,671
Total Assets	132,080,107

Liabilities:
Accounts Payable
Fund Shares Redeemed	3,339,031
Accrued Management Fee	121,979
Accrued Directors’ Fees	20,832
Total Liabilities	3,481,842
Net Assets	$128,598,265

Net Assets Consist of:
Capital Paid In	$142,595,335
Accumulated Undistributed Net Investment Loss	(12,254)
Accumulated Net Realized Loss on Investments	(37,282,600)
Net Unrealized Appreciation on Investments Based on Identified Cost	23,297,784
Net Assets	$128,598,265

Net Asset Value Per Share
Net Assets	$128,598,265
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	3,379,339
Net Asset Value	$38.05
Redemption Price per Share	$38.05
Cost of Investments	$95,563,800

The accompanying notes are an integral part of the financial statements

8	Semi-Annual Report December 31, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (UNAUDITED)

Investment Income:
Dividends	$2,247,472
Total Investment Income	2,247,472

Expenses:
Management Fee (Note 3)	838,683
Directors Fees (Note 4)	54,857
Total Expenses	893,540
Net Investment Income	1,353,932

Realized and Unrealized Gain/Loss on Investments
Net Realized Loss on Investments	(2,403,573)
Net Change in Unrealized Appreciation on Investments and Foreign Currency	8,440,142
Net Realized and Unrealized Gain on Investments	6,036,569
Net Increase in Net Assets from Operations	$7,390,501

The accompanying notes are an integral part of the financial statements

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STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
From Operations:
Net Investment Income	$1,353,932	$2,600,982
Net Realized Gain/Loss on Investments	(2,403,573)	6,788,763
Net Change in Unrealized Appreciation/
Depreciation on Investments and Foreign Currency	8,440,142	(5,765,944)
	7,390,501	3,623,801

Distributions to Shareholders:
Net Investment Income	(2,905,983)	(2,500,343)
	(2,905,983)	(2,500,343)
Share Transactions:
Shares Sold	12,961,966	28,507,859
Shares Issued as Reinvestment of Dividends and Distributions	2,830,954	2,460,812
Cost of Shares Redeemed	(89,608,026)	(45,635,850)
	(73,815,106)	(14,667,179)

Net Decrease in Net Assets	(69,330,588)	(13,543,721)

Net Assets:
Beginning of Period	197,928,853	211,472,574
End of Year*	$128,598,265	$197,928,853

*Includes Accumulated Undistributed Net Investment Income/Loss of:	$(12,254)	$1,539,797

The accompanying notes are an integral part of the financial statements

10	Semi-Annual Report December 31, 2012

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six Months Ended December 31, 2012			For the Year Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value - Beginning of Year	$37.44		$37.28	$29.75	$26.73	$36.28	$46.36
Net Investment Income(a)	0.27		0.47	0.51	0.40	0.50	1.03
Net Gains/Losses on Securities - Realized and Unrealized	1.22		0.13	7.56	2.93	(7.74)	(9.10)
Total From Investment Operations	1.49		0.60	8.07	3.33	(7.24)	(8.07)

Dividend Distribution
Net Investment Income	(0.88)		(0.44)	(0.54)	(0.31)	(1.82)	(0.50)
Capital Gains	–		–	–	–	(0.49)	(1.51)
Total Distributions	(0.88)		(0.44)	(0.54)	(0.31)	(2.31)	(2.01)
Net Asset Value at End of Year	$38.05		$37.44	$37.28	$29.75	$26.73	$36.28

Total Return	3.97	%(b)	1.66%	27.31%	12.38%	(19.59)%	(18.03)%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$128.60		$197.93	$211.47	$186.71	$185.24	$303.33
Ratio of Expenses to Average Net Assets	0.94	%(c)	0.92%	0.91%	0.91%	0.91%	0.83%
Ratio of Net Investment Income to Average Net Assets	1.42	%(c)	1.30%	1.49%	1.27%	1.75%	2.42%
Portfolio Turnover Rate(b)	2%		24%	90%	51%	30%	14%

(a)	Based on Average Shares Outstanding.
(b)	Total returns for the periods less than one year are not annualized.
(c)	Annualized.
(d)

A portfolio turnover rate is, in general, the percentage of taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2012 were $3,951,612 and $82,831,695, respectively.

The accompanying notes are an integral part of the financial statements

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NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“40 Act”), as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund pursues its investment objective principally by investing in common stocks, focusing on large capitalization companies headquartered in the United States. The Fund may also invest in foreign securities. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

On January 11, 2013, assets in the Fund were reorganized with and into the Drexel Hamilton Centre American Equity Fund, a series of the Drexel Hamilton Mutual Funds. The Drexel Hamilton Centre American Equity Fund and the Drexel Hamilton Mutual Funds are not affiliated with the Fund or Ameristock Corporation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be/is used. If there were no sales on that exchange, the last quoted sale on the other exchange will be/is used.

For securities that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

12	Semi-Annual Report December 31, 2012

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean of provided prices.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the investments in the fair value hierarchy as of December 31, 2012:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$118,861,584	$–	$–	$118,861,584
Total	$118,861,584	$–	$–	$118,861,584

    * For detailed descriptions of industries, see the accompanying Schedule of Investments.

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The Fund recognizes transfers between levels as of the end of the fiscal year. For the six months ended December 31, 2012, the Fund did not have any transfers between Level 1, Level 2, and Level 3 securities.

INCOME

Dividend income is recorded on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

As of and during the six months ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009.

FOREIGN SECURITIES

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

14	Semi-Annual Report December 31, 2012

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders’ distributions be reclassified to paid-in-capital or gains/losses.

3. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $838,683 from the Fund for the six months ended December 31, 2012.

4. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2012 constituted 78 43%. of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2012, Charles Schwab & Co. for the benefit of its customers, owned of record in aggregate more than 53.86% of the Ameristock Mutual Fund, Inc.

The officers of the Fund and the directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the directors who is not an “interested person” of the Fund as defined by the Investment Company Act of 1940 is paid $28,000 per year, payable quarterly, and is reimbursed for the expenses of attending meetings.

5. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2012, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $142,595,335 for the Ameristock Mutual Fund, Inc.

	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
Shares Sold	340,590	797,774
Shares Issued in Reinvestment of Dividends and Distributions	74,499	69,182
Total		866,956
Shares Redeemed	(2,322,363)	(1,253,632)
Net Decrease in Shares	(1,907,274)	(386,676)

Shares Outstanding - Beginning of Period	5,286,613	5,673,289
Shares Outstanding - End of Period	3,379,339	5,286,613

1-800-394-5064 ■ www.ameristock.com	15

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(TAX BASIS) As of December 31, 2012 (Unaudited)

Gross Appreciation (excess of value over tax cost)	$24,479,424
Gross Depreciation (excess of tax cost over value)	(1,181,640)
Net Unrealized Appreciation	$23,297,784

Cost of Investments for Income Tax Purposes	$95,563,800

7. CLASSIFICATION OF DISTRIBUTIONS

2012
Distributions Paid From:
Ordinary Income	$2,500,343
Long-Term Capital Gain	–
Total	$2,500,343

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of December 31 2012.

As of June 30, 2012 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

CAPITAL LOSSES:

Expiring 6/30/2017	Expiring 6/30/2018
$ 1,118,580	$ 33,760,447

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified.

Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements. However, the following are details relating to subsequent events through the date the financial statements were issued.

16	Semi-Annual Report December 31, 2012

Reorganization of the Ameristock Mutual Fund, Inc., with Drexel Hamilton Centre American Equity Fund, a series of Drexel Hamilton Mutual Funds

On September 19, 2012, the Board of Directors approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Ameristock Mutual Fund, Inc. (the “Acquired Fund”) and Drexel Hamilton Mutual Funds, on behalf of its series, the Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”). Under the plan, the Acquired Fund would be reorganized in the Acquiring Fund.

As of the close of business on January 11, 2013, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 13,877,607 shares in exchange for net assets of the Acquired Fund valued at $130,033,182. The investment portfolio of the Acquired Fund, with a fair value of $122,680,756 and identified cost of $95,563,800 at January 11, 2013, was the principal asset acquired by the Fund. On January 14, 2013, the combined value of the Acquired Fund (which included realized gains of $0 and unrealized appreciation of $27,116,956) and the Acquiring Fund was $141,553,875. The exchange of shares qualified as a tax-free reorganization for Federal income tax purposes. The unused capital loss carryforward totaled $34,879,027 for potential utilization and are subject to tax limitations.

10. SHAREHOLDER MEETING (UNAUDITED)

A special meeting of shareholders of the Fund was held on January 10, 2013. At the meeting the following matter was voted on and approved by the Shareholders. The results of the special meeting of shareholders are noted below.

Proposal 1

To approve or disapprove the Agreement and Plan of Reorganization and Termination (the “Plan”), among Drexel Hamilton Mutual Funds (the “Trust”), on behalf of its series, the Drexel Hamilton Centre American Equity Fund (“Acquiring Fund”), the Fund, Drexel Hamilton Investment Partners, LLC, and Ameristock Corporation, pursuant to which the Fund would be reorganized into the Acquiring Fund (as further defined below, the “Reorganization”). Pursuant to the Plan, the Reorganization would involve:

(1)

the Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Fund’s liabilities;

(2)	the Fund distributing pro rata to the Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Fund shares and in connection with the complete liquidation of the Fund; and

(3)	the dissolution and termination of the Fund. (all of the foregoing transactions being referred to collectively as the “Reorganization”).

	Shares Voted		% of the Outstanding Shares
For	Against	Abstain	For	Against	Abstain
3,327,365.00	259,165.00	115,720.00	67.47%	5.25%	2.35%

1-800-394-5064 ■ www.ameristock.com	17

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee by writing the Commission’s public reference room. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. (The uniform resource locator (URL) referred above is an inactive textual reference only and is not intended to incorporate the SEC website into this document.)

18	Semi-Annual Report December 31, 2012

Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, Ohio 44145-1524

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended December 31, 2012 is also available without a charge on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money.

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 - Schedule of Investments

Schedule of Investments as of December 31, 2012, is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11 - Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on his evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certification required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as Exhibit.99.12.A.2.

(a)(3)	Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as Exhibit 99.12.B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Treasurer
(Principal Executive Officer)

Date:	February 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Treasurer
(Principal Executive Officer)

Date:	February 11, 2012

By:	/s/ Howard Mah
Howard Mah
Principal Financial Officer

Date:	February 11, 2012